UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2006

PREMIER COMMUNITY BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-18868	54-1560968
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4095 Valley Pike Winchester, Virginia	22602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 869-6600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 20, 2006, Albemarle First Bank (“Albemarle First”) mailed a letter to holders of all outstanding warrants to acquire shares of Albemarle First common stock, providing notice, pursuant to Section 4.6 of a Warrant Agreement between Albemarle First and Registrar and Transfer Company and Section 5.13 of the Agreement and Plan of Merger dated January 12, 2006 by and between Rockingham Heritage Bank and Albemarle First, joined in by Premier Community Bankshares, Inc. (“Registrant”), of their opportunity and right to exercise their Albemarle First warrants prior to 5:00 p.m. Eastern time on May 24, 2006, at which time any warrants that have not been exercised will be cancelled. A copy of the letter is included as Exhibit 99.1 to this Current Report on Form 8-K.

Also on April 20, 2006, Albemarle First and the Registrant mailed to all holders of record of shares of common stock of Albemarle First as of March 17, 2006, an Election Form and Letter of Transmittal to be used in connection with the merger of Albemarle First into Rockingham Heritage Bank, a wholly-owned subsidiary of the Registrant (the “Merger”), together with a Cover Letter for Election Form and other related transmittal materials (together, the “Election Materials”).

The Election Materials contain instructions regarding the election mechanics of the elections available to Albemarle First’s shareholders and information concerning the tax consequences of such elections. The Election Form and Letter of Transmittal will be used by such shareholders in electing to receive cash consideration, stock consideration or a combination thereof in exchange for their shares of Albemarle First common stock and must accompany certificates representing shares of Albemarle First common stock in order for such shareholders to receive consideration in the Merger. Copies of the Cover Letter for Election Form and the Election Form and Letter of Transmittal are included as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Letter to Albemarle First warrant holders, dated April 20, 2006.

99.2	Cover Letter for Election Form.

99.3	Election Form and Letter of Transmittal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER COMMUNITY BANKSHARES, INC. (Registrant)

Date: April 20, 2006	By:	/s/ John K. Stephens
John K. Stephens
Chairman of the Board

Exhibit Index

Exhibit No.	Description

99.1	Letter to Albemarle First warrant holders, dated April 20, 2006.

99.2	Cover Letter for Election Form.

99.3	Election Form and Letter of Transmittal.